                                                                   EXHIBIT 10.22

                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                   LABORATORY CORPORATION OF AMERICA HOLDINGS
                                   ("LABCORP")
                                MASTER AGREEMENT


This Agreement between TriPath Imaging. Inc. hereinafter referred to as TriPath and Laboratory Corporation of America Holdings, ("LabCorp"), at LabCorp's option "LabCorp" shall also refer to any or all of LabCorp's subsidiaries. This Agreement sets forth the terms and conditions upon which TriPath will sell to "LabCorp" and "LabCorp" will purchase various diagnostic products. The parties agree as follows:

A. In consideration of "LabCorp" purchasing from TriPath, the diagnostic products specified in the attached Product Addenda during the term of this Agreement, TriPath agrees to sell such diagnostic products to the "LabCorp" at the purchase prices specified. This is a Primary Source Agreement ,between the parties for products listed in the attached Addenda. This Agreement supersedes all prior contracts between the parties, and at LabCorp's option any prior contracts between TriPath and LabCorp's subsidiaries.

B. "LabCorp", on a reasonable efforts basis, will notify TriPath in writing of all acquisitions, additions, and location changes. All previous agreements, between TriPath and the acquired "LabCorp" sites will, at "LabCorp"'s option, become null and void and this "LabCorp" Agreement will take effect. All acquisitions and additions shall be eligible for the current "LabCorp" pricing.

C. The term of the Agreement shall commence on November 18, 1999 and remain in effect until *****************.

D. TriPath shall ship to any "LabCorp" laboratory which orders diagnostic reagent who is authorized under this Agreement. Invoices should be mailed to the following address:

                                SEND INVOICES TO:

                              Laboratory Corporation of America Holdings
                              Accounts Payable Department
                              Caller 2280
                              Burlington, North Carolina 27216-2280

         Payment is ****************** for AutoCyte Prep Systems and component parts. Payment is ****************** for all disposables, (refer to Exhibit II "AutoCyte Prep System (TM)Disposables Addenda). "LabCorp" is taxable based on shipment destination and all applicable local/state taxes are the responsibility of "LabCorp". In those states where TriPath collects local/state sales taxes, TriPath will add these taxes to the invoices and remit to the appropriate taxing authority.

E.       Shipment shall be made*************************************************
         ******************. For the avoidance of doubt, TriPath will ship products *********** ********************************* to designated
         LabCorp processing Laboratories.

         Express shipping charges incurred due to requested airfreight orders by LabCorp shall be borne by LabCorp.

F. Neither party shall assign or transfer this Agreement without the consent of the other party, which consent shall not be unreasonably withheld or delayed.

G. Notices and other communications permitted or required under this Agreement will be deemed to be properly given if in writing and either delivered by hand or mailed by First Class U.S. Mail, postage prepaid, addressed to the parties as follows:

         SELLER:             TriPath Imaging, Inc.
                             780 Plantation Drive
                             Burlington, NCCC 27215
                             Attention:  Ernie Knesel

         "LabCorp":          Laboratory Corporation of America Holdings
                             112 Orange Drive
                             Elon College, N. C. 27244
                             Attention:   Mrs. Gail Page
                              Carbon Copy to:
                             Laboratory Corporation of America Holdings
                             430 South Spring Street
                             Burlington, N.C. 27215
                             Attention:   Law Department

H. This Agreement may not be amended or modified except by written agreement of both of the parties. Notwithstanding the above, if TriPath submits to LabCorp invoices at prices lower than those previously agreed to in this Agreement or Addenda, then LabCorp's sole responsibility shall be payment lesser of the invoice amount or the amount in the Agreement or Addenda.. In addition, in the event the invoice price is lower than the previously agreed price, the lower invoice price shall be the price for the remaining term of the applicable Agreement or Addenda. If minimum volumes or dollar expenditures specified in this agreement are not met, the parties will attempt to reach a new agreement as to prices. If no agreement is reached, TriPath may, as it's sole and exclusive remedy, terminate this agreement. In no event shall "LabCorp" be liable for monetary damages.

I. TriPath will not be liable for any failure to perform under this Agreement due to strikes, fire, explosion, flood, riot, lock-out, injunction, interruption of transportation, unavoidable accidents, inability to obtain supplies at reasonable prices or diagnostic products set forth in this Agreement or any reason in this paragraph. Nothing shall prohibit "LabCorp" from obtaining the same or similar products from any source of "LabCorp"'s choosing during the period that TriPath is unable to perform under this Agreement.

J. TriPath guarantees "LabCorp" the products supplied shall not be adulterated or misbranded within the meaning of the U.S. Food, Drug, and Cosmetic Act.

K. TriPath and "LabCorp" will conduct quarterly business reviews to discuss technical performance of all products included in this Agreement. In the event that technical

                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

         problems are identified or a TriPath product is unavailable, "LabCorp" will notify TriPath of the problem in writing, TriPath will, within the course often (10) working days, identify an action plan to correct the problem and deliver this, in writing, to "LabCorp". If, after an additional twenty (20) working days, progress is not demonstrated in resolving the problem or product performance does not meet package insert claims, then "LabCorp" may discontinue use of that product without affecting the terms and conditions of the Agreement.

L. This Agreement may be terminated by either party with or without cause at any time with ninety (90) days written notice unless there are quality or shipment problems. If quality or shipment problems occur, then Paragraph K (K on page 2) applies. Quality or shipment problems are defined as inconsistent shipments, inadequate product availability, products that do not meet package insert claims or performance specifications as published in the manufacturers' publications.

M. If an individual product becomes standardized across all Laboratory Corporation of America Holdings laboratories, both parties will negotiate a price change for that product and amend or add a product addendum.

N. Items defined as products listed on Addenda or added on Addenda (added at a later date) will have guaranteed pricing through the term of the agreement.

O. If any terms of this Agreement are not met by "LabCorp" and the parties cannot agree on a resolution, TriPath may, as its sole and exclusive remedy, terminate this Agreement.

P. TriPath warrants that during their applicable shelf life, the test will conform with the Specifications set forth in the package insert. FURTHERMORE, TRIPATH HEREBY REPRESENTS AND WARRANTS THAT***************
         ***********************************************************************
         *******************. TRIPATH HEREBY REPRESENTS AND WARRANTS THAT THE
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************

Q. TriPath shall give "LabCorp" a 120 day written notification of any product changes.

R. TriPath agrees to make the following Year 2000 Compliance Warranties with respect to any products covered by this Agreement (the "Products").

         1.       DEFINITIONS.  As used in this Section:

         a. "Date Data" shall mean any data or input which includes an indication of or reference to date.

         b. "Four Digit Year Format" shall mean a format that allows entry or processing of a four digit year in which the first two digits will designate the century and the second two digits shall designate the year within the century.

         c. "Leap Year" shall mean the year during which an extra day is added in February. Leap Year occurs in all years divisible by 400 or evenly divisible by 4 and not evenly divisible by 100.

         d.       "Year 2000 Capabilities" shall mean that the Products:

                          (i) will manage, store and manipulate Date Data, including single-century and multi-century formats, and will not cause an abnormal ending within applications or format incorrect values or invalid results involving such dates; and

                          (ii) ensures that all Date Data fields, all date-related user interface functionalities and all date-related data interface functionalities include the indication of century.

         e. "Year 2000 Compliant" or "Year 2000 Compliance" shall mean that the Date Data outside of the range 1990-1999 will be correctly processed in any level of computer hardware or software including, but not limited to, microcode, firmware, application programs, files and databases.

         2.       YEAR 2000 COMPLIANCE WARRANTIES.

         a. TriPath represents and warrants that the Products are designed to be used prior to, during, and after the calendar year 2000 A.D., and that the Products will operate during any such time period without error relating to Date Data, including, but not limited to, any error that relates to, or is the product of, Date Data which represents or references different centuries or more than one century.

         b. Without limiting the generality of the foregoing, TriPath further represents and warrants:

                          (1) that the Products will not abnormally end or provide invalid or incorrect results as a result of Date Data, including, but not limited to, Date Data which represents or references different centuries or more than one century;

                          (2) that the Products have been designed to ensure Year 2000 Compliance, including, but not limited to, Date Data century recognition, calculations which accommodate same-century and multi-century formulas and date values, and Date Data interface values that reflect the century;

                          (3) that the Products are and will continue to be Year 2000 Compliant; that all date processing by the Products will include Four Digit Year Format and recognize and correctly process dates for Leap Year; and that all sorting data that includes a year category shall be done based on the Four Digit Year Format code; and

                          (4)     that the Products include "Year 2000
                                  Capability".

                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

         TriPath agrees to pay liquidated damages in the amount of $_____ per day for each day the Products fail to maintain and uphold the Year 2000 Compliance Warranties described in this Section.

S. TriPath agrees to defend, indemnify, and hold "LabCorp" and subsidiaries, directors, officers, employees, an agents wholly harmless from and against third-party claims, losses, DAMAGES, lawsuits, settlements, demands, causes, judgments, expenses, and cost (including reasonable attorney fees) arising OR ALLEGED under or in connection with this Agreement or LABCORP'S USE OF PRODUCTS UNDER THIS AGREEMENT in the event that such cost and liabilities are caused by a) TriPath 1 reach of any of its warranties in this Agreement, b) the failure of products to function properly for "LabCorp's intended use, c) any negligence or willful misconduct of TriPath, or d) any other liability resulting from "LabCorp's use of the PRODUCTS. However, such rights to indemnify shall not apply to the extent that such claim, loss, lawsuit or settlement results from "LabCorp's sole negligence or willful acts including the sole negligence of LabCorp employees.********************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         **********************************

T.       ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         *****************************************

U. TriPath acknowledges that LabCorp has a proprietary interest in its legal and business name and REPUTATION. Therefore, TriPath agrees that it shall not use LabCorp's name nor shall TriPath mention or describe this Agreement or its relationship with LabCorp in any press release, advertising, marketing, and promotional materials or other publications or materials without first obtaining the prior written approval of LabCorp's Senior Vice-President of Automation and Diagnostics. A violation of this paragraph shall be considered a material breach of this Agreement by LabCorp, and LabCorp shall be entitled to pursue any and all legal or equitable remedies, including an injunction, as a result of such breach.

  IN THE EVENT OF ANY INCONSISTENCIES BETWEEN THIS AGREEMENT AND THE APPENDED
            TERMS & CONDITIONS, THIS MASTER AGREEMENT SHALL CONTROL.

LABORATORY CORPORATION OF                TRIPATH IMAGING, INC.
AMERICA HOLDINGS


By:______________________________        By:____________________________________


Title:___________________________        Title:_________________________________


Date:____________________________        Date:__________________________________

                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

  PRODUCT ADDENDUM A TO LABORATORY CORPORATION OF AMERICA HOLDINGS ("LABCORP")

             MASTER AGREEMENT WITH TRIPATH IMAGING, INC. ("TRIPATH")

           PRODUCTS COVERED IN THIS ADDENDUM: AUTOCYTE PREP SYSTEM(TM)
                            AND RELATED DISPOSABLES

                       DATE OF ADDENDUM: NOVEMBER 18, 1999


         As part of the above-referenced agreement, TriPath will provide LabCorp and its subsidiaries with the AutoCyte PREP SystemTM ("PREP") and related disposables for gynecological ("GYN") cytology. The terms and conditions of sale are as stated in the Master Agreement, along with the following terms and conditions.


1.       PRODUCTS COVERED BY THIS AGREEMENT, AND RELATED PRICING:


         ***********************************************************************
         *                                                                     *
         *                                                                     *
         *                                                                     *
         *                                                                     *
         ***********************************************************************


     (1)      As more fully described in Exhibit I
     (2)      As more fully described in Exhibit II


2. UPDATING AND RESTORATION: TriPath has agreed to update and restore to the current GYN approved specifications all AutoCyte PREP Systems owned by LabCorp at TriPath expense. This includes the replacement of all tubing, valves, slide platters and installation of the new Gyn software. This will be accomplished by November 15, 1999 on the *** instruments purchased by LabCorp prior to 1996 for use with non-gyn preparations.

3.       ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************

                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

         ***********************************************************************
         *******************************************************

4. ADDITIONAL SUPPORT PROVIDED BY TRIPATH: TriPath agrees to support LabCorp in the following ways:

         a. Technical training at TriPath for a pathologist, cytotechnologist and prep technician from each site. TriPath will pay for all meals, lodging and training at its site. LabCorp will pay for all transportation.

         b. On-site training of additional Cytotechnologists and technical support as REASONABLY REQUIRED BY LABCORP to initiate the technology at each LabCorp site at TriPath expense.

         c. Sales and promotional support including sales training and joint calling of key accounts for each LabCorp region. TRIPATH SHALL ADD A MINIMUM OF TEN ADDITIONAL TECHNICAL SALES SPECIALISTS TO ITS STAFF WITHIN 90 DAYS OF SIGNING THIS AGREEMENT FOR PURPOSES OF MARKETING TRIPATH'S SERVICES TO THIRD PARTIES.

         d. TriPath will conduct regional sales training as requested by regional LabCorp management and will work to support LabCorp sales representatives in the field as mutually agreed upon by the parties. This training SHALL PROVIDE THE LABCORP SALES REPRESENTATIVES WITH THE NECESSARY KNOWLEDGE OF THE FEATURES AND BENEFITS OF THE TRIPATH PRODUCTS.

         e. THROUGHOUT THE TERM OF THIS AGREEMENT, TRIPATH SHALL RETAIN A COMPANY WITH SIGNIFICANT REIMBURSEMENT EXPERIENCE TO ASSIST THE PARTIES WITH NON-PAYMENT OR REIMBURSEMENT ISSUES.

         5.       PAYMENT TERMS:

         a. LabCorp will determine on a lab-by-lab basis the amount of lab supplies that it will purchase by issuance of a purchase order and which TriPath will then ship and invoice according to the Terms and Conditions of the purchase order. TriPath and LabCorp agree to make the shipment amounts based upon an estimated usage, but never less than a 480 test kit. The shipment quantities will be increased once experience demonstrates levels of usage.

         b.       **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  ******************************

         6.       WARRANTY:

                  a. EQUIPMENT: TriPath warrants that the AutoCyte PREP System and all component parts will perform in accordance with product specifications and FDA-approved product labeling for a period of twelve (12) months after the purchase date, provided that LabCorp uses no reagents, consumables and/or accessories on the Equipment other than those from TriPath or its authorized agents. During such twelve (12) month period, at no cost to LabCorp, TriPath or TriPath appointed personnel shall service, alter or replace the Equipment and/or accessories which are necessary to keep the equipment in good running order, excluding consumable items which require replacement with normal use. No other persons are authorized to perform service on the EQUIPMENT. Excepting repair expense arising from normal use, LabCorp shall reimburse TriPath or pay for the reasonable expenses of repairing any damage or alteration to the Equipment caused by LabCorp, it's employees, agents, contractors or any unauthorized personnel. TriPath will provide at no charge to LabCorp one scheduled preventive maintenance visit per system after six (6) months of operation.

                  b. REAGENTS: TriPath warrants that for a period of six (6) months after the date of shipment from TriPath, all disposables sold by TriPath to LabCorp shall, under normal use, materially conform with TriPath's published specifications and FDA-approved product labeling as of the date of shipment of the Reagent and shall be free from manufacturing and material defects.

                  c. WARRANTY CONDITIONS PRECEDENT: TriPath shall bear no responsibility for correcting, curing, or otherwise remedying any nonconformity or defect in the AutoCyte PREP System (the "Product") (or any other breach with respect to the condition or operation of the Products) if (1) with respect to Equipment and Software, such Product is not installed and maintained by TriPath or its authorized agents; (2) the Product is not OPERATED IN A MANNER CONSISTENT WITH PACKAGE INSERT AND PRODUCT SPECIFICATIONS; (3) the Product incorporates spare or replacement parts or utilizes reagents other than those purchased from or recommended by TriPath.

7. SOFTWARE LICENSE: TriPath provides LabCorp a nontransferable, nonexclusive, royalty free license to the software KNOWN AS THE PREP GYN OPERATING SOFTWARE. LabCorp may not copy, modify, decode, reverse engineer, decompile or disassemble the Software for any purpose.

                  a. Title and Ownership. TRIPATH REPRESENTS AND WARRANTS THAT IT HAS THE UNENCUMBERED RIGHT TO LICENSE THE SOFTWARE AND SUCH LICENSE DOES NOT VIOLATE THE RIGHTS OF ANY THIRD PARTY. All title and ownership of proprietary and intellectual property rights in the Software and related documentation are and shall at all times remain the sole and exclusive property of TriPath.

                  b. License Term. The license granted under this Agreement shall commence upon delivery of the Software to LabCorp by TriPath and shall continue indefinitely unless terminated sooner. LabCorp may terminate this license at any time by written notice to TriPath. TriPath may terminate this license at any time upon the delivery of written notice to LabCorp if LabCorp falls to fulfill any of its material obligations hereunder and does not cure such failure within thirty (30) days following written notice thereof.

Laboratory Corporation of America Holdings     TriPath Imaging, Inc.

By:_______________________________________     _________________________________

                                    EXHIBIT I

AUTOCYTE PREP SYSTEM(TM) COMPONENTS AND SPECIFICATIONS

The AutoCyte PREP System is a batch oriented sample-processing device capable of producing up to 48 stained thin layer slides in approximately one hour. The AutoCyte PREP System includes the PREP sample processor instrument and accessories, a personal computer with PREP GYN operating software pre- installed and a Hettich programmable centrifuge capable of performing all functions necessary to prepare cytological samples for the AutoCyte PREP System

         1.       PREP SAMPLE PROCESSOR INSTRUMENT
                            -   Quad assembly with tips
                            -   Base Plate
                            -   (4) Interlocking Slide Racks
                            -   Disposable tip rack, holder and loading tool
                            -   Waste trough
                            -   Specimen Accessioning Rack
                            -   (2) Vacuum pumps and tube vac head
                            -   Slide rack for 25 slides
                            -   Slide coat tank with lid
                            -   6 position bottle holder
                            -   (2) 500m1 cleaning bottles
                            -   0-5ml Dispenser
                      Voltage:  120v or 220v / 50-60 Hz
                      Power: 800 VA
                      Weight:  168 lbs.
                      Dimensions: Height- 30"      Width- 38"       Depth- 25"
                      Throughput: Up to 48 Stained thin layer slides per run

         2.       SYSTEM CONTROL MODULE
                            - IBM compatible PC (80386 or greater)
                            - 14 inch color monitor
                            - Qwerty keyboard
                            - IBM compatible mouse
                      Voltage: 120v or 220v / 50-60 Hz
                      Power: 50-60 W
                      Weight: Subject to change based on availability

         3.       HETTICH PROGRAMMABLE CENTRIFUGE
                            - (4) Red plastic buckets
                            - (4) 12 place tube holder
                            - (4) Centrifuge bucket covers
                      Voltage:  120 v or 220v / 50C60 Hz
                      Power:  400 W
                      Weight:  110 lbs.
                      Dimensions: Height- 17"  Width- 24"   Depth- 21"

                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                   EXHIBIT II

                      AUTOCYTE PREP SYSTEM(TM) DISPOSABlES

EXHIBIT B

   ADDENDUM TO EXHIBIT D FROM ORIGINAL CONSIGNMENT OF EQUIPMENT AND PURCHASE
                        OF RELATED DISPOSABLES AGREEMENT


  PART #                        DESCRIPTION                              PRICE
  ------                        -----------                              -----

GYN-0480DS               GYN 480 TEST KIT LABPACK                      $********
               THIS KIT CONTAINS DISPOSABLES NECESSARY TO PRODUCE
               480 GYN THIN-LAYER SLIDE PREPARATION, AS FOLLOWS:
               Slide Coat Reagent (275ml)
               Density Reagent (4 x 480ml)
               Hematoxylin (2 x 480ml)
               Orange G Stain (2 x 480ml)
               Modified EA Stain (2 x 480ml)
               Settling Chambers (480)
               Cyringes (500)
               Slides (500)
               Centrifuge Tubes (500)
               Disposable Transfer Tips (480)
               Aspirator Tips (200)

ADDITIONAL ITEMS THAT CAN BE PURCHASED SEPARATELY:

GYN-0500-C     500 GYN BRUSH & VIAL KIT                                $********
05CR000029     ALCOHOL RINSE SOLUTION (3600ML)                         $********
05CR000031     ALCOHOL RINSE SOLUTION (480ML)                          $********
90CR000006     SLIDE COAT REAGENT (275ML)                              $********
90CR000037     GYN PRESERVATIVE FLUID (3600ML)                         $********
90CR000001     GYN PRESERVATIVE FLUID (480ML)                          $********
80CR000022     BUFFERED WATER                                          $********